      As filed with the Securities and Exchange Commission on December 31, 1998

                                                                FILE NO. 2-12893
                                                                       811-00749
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

--------------------------------------------------------------------------------

                                      FORM N-1A

                                REGISTRATION STATEMENT

                                        Under
                              THE SECURITIES ACT OF 1933
                           POST EFFECTIVE AMENDMENT NO. 62
                                         And
                          THE INVESTMENT COMPANY ACT OF 1940
                                   AMENDMENT NO. 62

--------------------------------------------------------------------------------

                               STONEBRIDGE FUNDS TRUST

                             370 17th Street, Suite 3100
                               Denver, Colorado  80202

                                    (800) 639-3935
                       (Address of principal executive offices)

                              James V. Hyatt, Secretary
                               Stonebridge Funds Trust
                             370 17th Street, Suite 3100
                               Denver, Colorado  80202
                       (Name and address of agent for service)

--------------------------------------------------------------------------------
                                       Copy to:
                                 Michael Glazer, Esq.
                        Paul, Hastings, Janofsky & Walker, LLP
                                  555 S. Flower St.
                            Los Angeles, California 90071

--------------------------------------------------------------------------------
                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     / /  immediately upon filing pursuant to paragraph (b)
     / /  on (date) pursuant to paragraph (b)
      X   60 days after filing pursuant to paragraph (a)(i)
     / /  on (date) pursuant to paragraph (a)(i)
     / / 75 days after filing pursuant to paragraph (a) (ii) / / on (date) pursuant to paragraph (a)(ii) of rule 485

                    IF APPROPRIATE; CHECK THE FOLLOWING BOX:
     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Title of securites being reegistered: Shares of Beneficial Interest.

Cross Reference Sheet Showing Location in Prospectus and in Statement of
                Additional Information Required by Items of Form N-1a


                  Form N-1a
               Item and Heading                               Prospectus Caption
--------------------------------------------------------------------------------

Part A --

Item:
     1.   Front and Back Cover Page               Front and Back Cover Page

     2.   Risk/Return Summary: Investments,
          Risks, and Performance                  Summary of the Funds,
                                                  Investments, Risks and
                                                  Performance

     3.   Risk/Return Summary: Fee Table          Annual Fund Expenses

     4.   Investment Objectives, Principal
          Investment Strategies, and              What Are the Funds?;
          Related Risks                           Investment Policies

     5.   Management's Discussion of Fund
          Performance                             Inapplicable

     6.   Management, Organization, and
          Capitalization                          Management of the Funds

     7.   Shareholder Information                 Reports to Shareholders;
                                                  Distributions and Taxes; How
                                                  to Invest; How to Redeem Fund
                                                  Shares; General Account
                                                  Policies

     8. Distribution Arrangements                 Inapplicable

     9. Financial Highlights Information          Financial Highlights

Part B --                                         Statement of Additional
                                                  Information Caption
                                                  -------------------

Item:
     10.  Cover Page and Table of Contents        Cover Page; Table of Contents

     11.  Fund History                            Organization and Management of
                                                  the Trust

     12.  Description of the Fund and its
          Investments and Risks                   Investment Objectives and
                                                  Policies

     13.  Management of the Fund                  Organization and Management of
                                                  the Trust

     14.  Control Persons and Principal Holders   Organization and Management
          of Securities                           of the Trust

     15.  Investment Advisory and Other Services  Investment Advisory and Other
                                                  Services

     16.  Brokerage Allocation and Other

          Practices                               Brokerage Transactions

     17.  Capital Stock and Other Securities      Inapplicable

     18.  Purchases, Redemption and Pricing of
          Shares                                  Redemptions; Pricing

     19.  Taxation of the Fund                    Taxation

     20.  Underwriters                            Inapplicable

     21.  Calculation of Performance Data         Performance Information

     22.  Financial Statements                    Financial Statements

Part C --

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                  STONEBRIDGE FUNDS


                            370 17th Street, Suite 3100
                            Denver, Colorado  80202-5631

                                   (800) 639-3935


                              STONEBRIDGE FUNDS TRUST
                              STONEBRIDGE GROWTH FUND
                         STONEBRIDGE AGGRESSIVE GROWTH FUND



This prospectus describes two diversified equity portfolios ("Funds") offered by the Stonebridge Funds Trust. You may buy and sell shares of each Fund without paying a sales charge.

Stonebridge Growth Fund seeks long-term growth of capital and increased future income through investment primarily in common stocks.

Stonebridge Aggressive Growth Fund seeks long-term growth of capital, with the production of short-term income as a secondary objective, through investment primarily in common stocks.



NEITHER THE SECURITIES EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





                      This Prospectus is dated March 1, 1999.

                                 TABLE OF CONTENTS

Summary of the Funds' Investments, Risks and Performance . . . . . . . . . . 3

Annual Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

What are the Funds?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Investment Policies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . 9

Reports to Shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . .11

Distributions and Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . .11

How to Invest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

How to Redeem Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .13

General Account Policies . . . . . . . . . . . . . . . . . . . . . . . . . .15

Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

SUMMARY OF THE FUNDS, INVESTMENTS, RISKS AND PERFORMANCE

STONEBRIDGE GROWTH FUND

INVESTMENTS.  Stonebridge Growth Fund seeks:

     -    long-term growth of capital
     -    increased future income
     -    immediate current income is a secondary objective

The Fund intends to achieve these objectives by:

     - investing primarily in common stocks with potential for growth in sales, earnings per share, and dividends at a rate greater than the overall economy and the rate of inflation
     - these are primarily companies with large and medium market capitalizations (total value of publicly traded equity securities above $2 billion at time of purchase).

The Fund's investment adviser, Stonebridge Capital Management, Incorporated (the "Adviser"), selects stocks by studying overall economic and industry trends to identify areas of high potential growth. It selects companies within these areas through careful, fundamental analysis of their strengths and weaknesses.

PRINCIPAL RISKS OF INVESTING IN THE FUND. You may lose money by investing in the Fund. Investments in growth stocks include the following risks:

     - poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally
     -    price volatility, especially when investing in smaller companies
     - decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly

SUITABILITY. The Fund is suitable for investors seeking growth of capital over a long period with some prospect of future income. The Fund should not be considered for short-term purchases.

PAST PERFORMANCE OF THE FUND. The bar chart and table shown below provide an indication of the risks of investing in Stonebridge Growth Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns compare to those of broad-based securities market indexes. Past performance does not necessarily indicate how the Fund will perform in the future.

                                       [GRAPH]

   1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
  24.63%     3.14%    31.99%    -0.57%     1.37%    -0.25%    21.31%    18.49%    23.73%     4.77%



During the 10-year period shown in the bar chart, the highest return for a quarter was 16.13% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.35% (quarter ending September 30, 1998).

-------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL
    RETURNS (FOR THE PERIODS     PAST ONE YEAR  PAST FIVE YEARS  PAST TEN YEARS
    ENDED DECEMBER 31, 1998)
-------------------------------------------------------------------------------
Stonebridge Growth Fund              xx.xx%          xx.xx%        xx.xx%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index(1)       xx.xx%          xx.xx%        Xx.xx%
-------------------------------------------------------------------------------
New York Stock Exchange              xx.xx%          xx.xx%        xx.xx%
Composite Index(2)
-------------------------------------------------------------------------------



--------------------
(1) An unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) An unmanaged market weighted index comprising all equity issues listed in the New York Stock Exchange. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

STONEBRIDGE AGGRESSIVE GROWTH FUND

INVESTMENTS.  Stonebridge Aggressive Growth Fund seeks:

     -    long-term growth of capital principally
     -    short-term income is a secondary consideration

The Fund intends to achieve these objectives by:

     - investing primarily in common stocks which appear to have good prospects for superior earnings growth
     - these are primarily companies with small market capitalizations (total value of publicly traded equity securities below $2 billion at time of purchase).

The Adviser selects stocks through careful analysis and intensive study of various industries and companies. It looks for companies with superior earnings growth potential, appreciation possibilities and relative investment values.

PRINCIPAL RISKS OF INVESTING IN THE FUND. You may lose money by investing in the Fund. Investments in common stocks include the following risks:

     - poor performance when overall economic activity decreases or adverse market conditions affect common stocks generally
     -    price volatility, especially when investing in smaller companies
     - decreases in the value of your investment if a particular high growth area or company identified by the Adviser performs poorly

SUITABILITY. The Fund is suitable for investors seeking long-term growth of capital and short-term income. The Fund should not be considered for short-term purchases. You may lose money by investing in the Fund.

PAST PERFORMANCE OF THE FUND The bar chart and table shown below provide an indication of the risks of investing in Stonebridge Aggressive Growth Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns compare to those of broad-based securities market indexes. Past performance does not necessarily indicate how the Fund will perform in the future.

                                       [GRAPH]

   1988      1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
   1.62%   -10.90%    20.54%    51.31%    -2.97%     4.61%    -1.26%    44.82%    12.86%     2.90%   -15.26%


During the 10-year period shown in the bar chart, the highest return for a quarter was 24.66% (quarter ending March 31, 1990) and the lowest return for a quarter was -23.99% (quarter ending September 30, 1990).


-------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL
  RETURNS (FOR THE PERIODS     PAST ONE YEAR   PAST FIVE YEARS  PAST TEN YEARS
  ENDED DECEMBER 31, 1998)
-------------------------------------------------------------------------------
Stonebridge Aggressive            xx.xx%           xx.xx%           xx.xx%
-------------------------------------------------------------------------------
Growth Fund
Standard & Poor's 500 Index(1)    xx.xx%           xx.xx%           xx.xx%
-------------------------------------------------------------------------------
Russell 2000(2)                   xx.xx%           xx.xx%           xx.xx%
-------------------------------------------------------------------------------


-------------------------
(1) An unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) An unmanaged index, measures performance of the 2,000 smallest companies in the Russell 3000 Index which represents approximately 7% of the US. Equity market capitalization.

ANNUAL FUND EXPENSES

This table and example will help you understand the fees and expenses associated with investing in the Funds. Actual expenses may vary from those shown.

SHAREHOLDER TRANSACTION EXPENSES You pay these when buying, exchanging, or selling shares of the Funds.

ANNUAL FUND OPERATING EXPENSES The Funds pay quarterly expenses out of Fund assets, and these expenses are reflected in their share prices. The operating expenses below are based on the Funds' experience in their last fiscal year.

You can read more about shareholder transaction expenses and the Funds' operating expenses in this prospectus (under General Account Policies and Management of the Funds) and in the financial statements and related notes in the Statement of Additional Information. If you own shares through a broker or other service organization it may charge you an account level fee in addition to the expenses shown below.


                                                                STONEBRIDGE        STONEBRIDGE
                                                                GROWTH FUND   AGGRESSIVE GROWTH FUND
                                                                -----------   ----------------------
SHAREHOLDER TRANSACTION EXPENSES
     (expenses paid by you directly)
     Maximum Sales Charge (load) on Purchases
     (as a  % of offering price)                                  none               none
     Maximum Deferred Sales Charge (load)                         none               none

     Redemption Fees (as a % of amount redeemed)*                 none               none
     Exchange Fees                                                none               none
ANNUAL FUND OPERATING EXPENSES
     (fees paid from Fund Assets)
     Management Fees **                                            .75%              1.00%
     Distribution (12b-1) Fees                                    none               none
     Other Expenses (audit, legal, stockholder services,
     transfer agent custodian, and miscellaneous)                 1.03%              2.69%
     Total Fund Operating Expenses **                             1.78%              3.69%
     Fee Waiver or expense reimbursement                          (.28)%             (.79)%
     Net Fund Operating Expenses                                  1.50%              2.90%


*The Fund may charge a $10 per transaction fee on redemption by wire transfer. **The adviser has agreed to defer its management fees, subject to possible later reimbursement.
--------------------------------------------------------------------------------
EXAMPLE: Assume you invest $10,000, the annual return of each Fund is 5%, and each Fund's annual operating expenses remain as listed above. The example below shows the operating expenses that you would indirectly bear as an investor in the Funds.

1 Year                                       $153                       $293
3 Years                                      $474                       $897
5 Years                                      $818                      $1,527
10 Years                                    $1,780                     $3,219

WHAT ARE THE FUNDS?

Stonebridge Funds Trust is a Delaware business trust that consists of two series, Stonebridge Growth Fund and Stonebridge Aggressive Growth Fund. Shareholders invest in a Fund, a series of the Trust that itself invests in securities. The Trust is an open-end investment company because the Funds have a legal duty to redeem their shares held by you upon your demand and to pay you the net asset value of the shares. The Trust is a type of management company commonly known as a mutual fund.

The Funds allow you to acquire an interest in a comprehensive common stock program under the continuous supervision of impartial and experienced professional investment managers. The Funds operate in accordance with their objectives and policies described in this prospectus.

The Adviser directs the Funds' purchases and sales of investments, and provides certain other services. The Funds pay costs including custodian, investment management, and transfer agency fees, audit and legal fees, brokerage fees and fees for certain administrative services.

The value of each Fund's shares, which are priced daily, fluctuates with the value of the securities in which the Fund invests. When a Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. Each Fund will also earn dividend or interest income from its investments.


INVESTMENT POLICIES

STONEBRIDGE GROWTH FUND

The Growth Fund invests primarily in the common stocks of companies that, based upon the Adviser's in-depth fundamental research, have the potential to achieve growth in sales, earnings per share, and ultimately in dividends at a rate greater than the overall economy and the rate of inflation.

The Adviser believes that companies with above average records of growth will eventually be rewarded by higher prices for their stocks. Although there are no restrictions on the market capitalization (the total price of publicly traded equity securities) of a company in which the Growth Fund may invest, it is normally above $2 billion at the time of purchase. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities by studying macro-economic and industry trends to determine where the best opportunities for growth might be found. Companies operating within these high growth areas of the economy are carefully analyzed to determine their particular strengths and weaknesses, as well as their global competitive position. The Adviser believes that, generally, a company with the ability to achieve superior growth will have the following characteristics: it will be a leader in its industry; have a proprietary product or service; spend heavily on research and development; have a strong balance sheet with little or no debt; and have a superior return on equity. It uses fundamental valuation measures to determine the best relative values given present market prices of stocks being considered for the Growth Fund.

The Growth Fund's policy which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

STONEBRIDGE AGGRESSIVE GROWTH FUND

The Aggressive Fund invests primarily in the common stocks of companies that the Adviser believes have good prospects for superior earnings growth. Although these are no restrictions on the market capitalization (the total price of publicly traded equity securities) of company in which the Aggressive Fund may invest, it is normally less than $2 billion at the time of purchase. It often invests in small capitalization companies which the Adviser believes may have higher growth rates than larger companies. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The Adviser selects securities through careful and intensive studies of trends of various industries and companies, including their earnings, as well as the appreciation possibilities and relative investment values of their securities.

The Aggressive Fund's policy, which may not be changed without approval of a majority of its shares, is to diversify its investments among issuers and not to concentrate its assets in any one industry.

OTHER INVESTMENT POLICIES AND RISKS

Neither Fund may invest more than 5% of the value of its total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities. Neither Fund will invest more than 25% of its assets in any one industry (other than the U.S. Government).

The Funds do not trade actively for quick profits; however, the Adviser makes changes the portfolios whenever it appears desirable. During periods of broad economic growth, the Adviser emphasizes investments in leading companies in those industries that it expects will lead the expansion. During periods when the economy is sluggish, it emphasizes investments in companies selected because of their individual prospects for improved earnings. The Adviser approaches these decisions from the point of view of long-term investing, but may occasionally sell securities for investment reasons even though they have been held for short periods. This flexibility gives the Adviser freedom to adjust the Funds' portfolios to business conditions. The Funds' annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. A 50% turnover rate would occur, for example, if half of the value of a Fund's portfolio were replaced in a period of one year. Higher portfolio turnover increases a Fund's brokerage costs.

The Adviser emphasizes protecting the Funds from the effects of inflation, but it cannot insure this. Investments in common stocks have, over the long term, provided returns superior to those achieved through investment in bonds or money market instruments. However, in the short to intermediate term, returns can vary substantially from year to year and during some periods the net asset values of the Funds will decline. Diversification and temporary reserves reduce the risks inherent in investing in common stocks but will not eliminate such risks. Therefore you should be prepared and/or able to maintain your investments in the Funds during periods when the market declines.

Both Funds may also invest in the securities of foreign companies, and may use options, future contracts and other techniques as described in the statement of Additional Information.

YEAR 2000. The services provided by the Trust's investment adviser, administrator, principal underwriter, transfer agent and other service providers depend on the proper functioning of their computer systems. Certain of these systems will require updating or replacement prior to the year 2000 to avoid errors when storing dates and making date-related calculations. The Trust understands that these firms (and their important vendors and business partners) are taking steps reasonably designed to prepare their computer systems for the 21st century. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

In addition, the problem may adversely affect the companies and other issuers in which the Funds invest. For example, they may incur substantial costs to correct the problem and may suffer losses caused by data processing errors. Management of the Funds and the Adviser will continue to monitor developments relating to this issue.


MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067, acts as the Adviser to the Funds. It supervises the investment of the Funds' assets and places orders with securities broker/dealers for the purchase or sale of securities on behalf of the Funds, subject to the policies and controls of the Board of Trustees.

For these services, the Adviser receives advisory fees paid monthly based on an annual rate of 0.75% of the Growth Fund's average daily net assets and 1.00% of the Aggressive Fund's average daily net assets. The Adviser has agreed to limit the overall annual expenses of the Growth Fund to 1.50% of average net assets and of the Aggressive Fund to 2.90% of average annual net assets for the current fiscal year and all future fiscal years through October 31, 2002; the Fund will reimburse the Adviser for any Fund expenses it pays in any fiscal year if, after the reimbursement, the expenses of the Growth Fund or Aggressive Fund for such year are less than 1.50% and 2.90%, respectively, of its average net assets.

The advisory fees received by the Adviser from the Growth Fund and the Aggressive Fund for their most recent fiscal years, after reimbursements, were
 .47% and .21% of average net assets, respectively.

The Adviser is owned by seven of its employees. Richard C. Barrett, Chairman of the Board and President of the Trust and President of the Adviser, has been primarily responsible for the day-to-day management of Growth Fund and its predecessor since 1994. Charles Woodhouse, Vice President of the Trust, has been primarily responsible for the day-to-day management of the Aggressive Fund and its predecessor since July 1998. The Adviser's practice is for all investment securities to be discussed by its Investment Committee.

ADMINISTRATOR

ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202 (ALPS). ALPS acts as Administrator to the Funds. It supervises and manages the business of the Funds (other than investment management activities) subject to the direction and control of the officers and Trustees.

For these administration services, ALPS receives a monthly fee at the annual rate of .10% of the average daily net assets of each Fund up to $250,000,000 and
 .075% of the average daily net assets of each Fund in excess of $250,000,000. ALPS' minimum monthly fee is $6,250 per Fund.

DISTRIBUTOR

ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as the Distributor and principal underwriter of the Funds' shares without compensation and bears the expense of distribution of the shares of the Funds.

CUSTODIAN

The Funds' Custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263.

TRANSFER AGENT

The Funds' transfer agent and dividend disbursing agent is National Financial Data Services, 330 West 9th Street, Kansas City, Missouri 64105.


REPORTS TO SHAREHOLDERS

Confirmations        The Trust will mail you a transaction report any time
                     you purchase, redeem or exchange shares.

Quarterly            At the end of each calendar quarter the Trust will send
Confirmations        you a transaction report to show the year-to-date
                     activity in your account.

Financial            The Trust will mail you a semi-annual report in June and
Statements           an audited annual report inDecember of each year.  These
                     reports include each Fund's financial statements and a list of portfolio securities at the end of the period.

Tax Statements       The Trust will mail you Form 1099-DIV and/or 1099-B in
                     January for any dividends and distributors you received or redemptions in your account. Other tax forms will be sent to you as required by the Internal Revenue Service.
                     All tax forms are filed with the Internal Revenue
                     Service.

Prospectus           The Trust will mail you an updated prospectus each
                     February or when updated earlier.

Each year, duplicate mailings of Fund materials to shareholders who reside at the same address may be eliminated. If you opened your account through a broker/dealer, bank or other institution (a "Service Organization") you may receive certain reports, including account statement, directly from the Service Organization.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

The Funds will pay you any income from dividends and interest and any net realized short-term capital gains each December. The Funds will also pay you any net realized long-term gains each December. A dividend will reduce the net asset value of a Fund share by the amount of the dividend.

Any net investment income and net short-term capital gains distributed by the Fund will be taxable to you as ordinary income whether received in cash or additional shares. Any net long-term capital gains distributed by the Fund, will be taxable to you as long-term capital gains regardless of the length of time you have held your shares.

The Funds may be required to withhold for Federal income taxes 31% of distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification numbers or make required representations, or who have been notified by the Internal Revenue Service they are subject to back-up withholding. Corporate shareholders, and other shareholders specified by the Code, are exempt from back-up withholding.

HOW TO INVEST

This section tells you how to purchase, exchange and redeem shares of the Funds. It also explains various services and features offered in connection with your account. Please call 1-800-639-3935 to speak with a Shareholder Services Representative if you have any questions or need information.

HOW TO OPEN AND ADD TO YOUR ACCOUNT

You may open an account and purchase shares of the Funds by completing an Account Application and returning it to Stonebridge Funds with your check made payable to the applicable Fund. You may obtain an Account Application by calling 1-800-639-3935.

TO OPEN AN ACCOUNT

By Mail Send a completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, P.O. Box 419247, Kansas City, MO 64141-9247.

In Person        Bring your completed Account Application and a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive
                 Growth Fund, 370 17th Street, Suite 3100, Denver, CO 80202.

Automatically    Complete the Automatic Investment Plan Section of your new
from your        Account Application or Account Options form to have money
bank account)    automatically withdrawn ($100 minimum per transaction), and return it to Stonebridge Funds, P.O. Box 419247, Kansas City,
                 MO 64141-9247.

By Wire          Call 1-800-639-3935 to receive wiring instructions.


TO ADD TO AN ACCOUNT

By Mail Send a check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, P.O. Box 419247, Kansas City, MO 64141-9247. Specify your account number and the name of the Fund in which you are investing.

In Person        Bring your check or money order payable in U.S. dollars and drawn on a bank located in the U.S. to Stonebridge Growth Fund or Stonebridge Aggressive Growth Fund, 370 17th Street, Suite
                 3100, Denver, CO  80202.

Automatically    Complete an Automatic Investment Plan application to have $100
(from your bank  or more automatically withdrawn from your bank account
account)         monthly.  Call 1-800-639-3935 to receive an application.

By Wire          Call 1-800-639-3935 to receive wiring instructions.


MINIMUM INVESTMENTS                                      GROWTH FUND      AGGRESSIVE FUND
                                                         -----------      ---------------
To open a new account                                    $1,000                  $250
To open a new retirement or certain other accounts       $1,000                  $250
To open a new account with an Automatic Investment Plan    $0                     $0
To add to any type of  account                            $100                   $100


The minimum investment requirements do not apply to reinvested dividends, purchases by Service Organizations acting on behalf of their customers, officers, trustees, directors, employees and retirees of the Trust, Investment Adviser, Administrator or any direct or indirect subsidiary, or any spouse, parent or child of any of these persons.

Please note: Third-party checks will not be accepted for the purchase of shares of the Funds.

The Trust reserves the right to suspend the continuing offering of shares and to reject any purchase order in its sole discretion.

HOW TO EXCHANGE FUND SHARES

You may exchange shares of either Fund for shares of the other Fund. Exchanges must be for at least $1,000 in value per transaction into the Growth Fund and $250 in value per transaction into the Aggressive Fund. For further information on the exchange privilege, please call a Shareholder Services Representative at 1-800-639-3935.

The Trust may modify or terminate the exchange privilege, but will not materially modify or terminate it without giving shareholders 60 days' notice.

By Telephone        Call 1-800-639-3935, and give the account name, account
                    number, name of Fund and amount of exchange.


By Mail Send a written request to: Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247.

                    Your written request must:
                    - be signed by each account owner
                    - state the number or dollar amount of shares to be exchanged
                    - include your account number or tax identification number


HOW TO REDEEM FUND SHARES

Any sale, exchange, or change in registration may result in a taxable gain or loss reported to you and the IRS.

You may redeem your shares on any business day. If you have any questions about redeeming your shares, please call a Shareholder Services Representative at 1-800-639-3935. We will redeem your shares at the current-day closing price if you call before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern Time on a business day). Otherwise, you will receive the closing price on the next business day. We will generally send redemption proceeds by check to the shareholder(s) of record at the address of record within 7 days after we receive a valid redemption request.

If you have authorized the wire redemption service we will wire your redemption proceeds directly into your designated bank account, normally within 3 business days after we receive a valid redemption request. A wire fee of $10 will be added to your redemption request.

The Funds may postpone payment or suspend the right of redemption at times when the NYSE is closed for other than customary weekends and holidays, when trading on an exchange is restricted, when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

If you have selected the Systematic Withdrawal Plan, we will electronically transfer your redemption proceeds to your designated bank account within 7 days after withdrawal on approximately the 20th day of the month.

If the shares being redeemed were purchased by check, telephone or through the Automatic Investment Program, we may delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase check to clear.

We deduct back-up withholding if your account has no tax identification number or an incorrect tax identification number. In this situation, we must remit 31% of redemption proceeds and dividend distributions to the IRS as an advance tax payment. Back-up withholding should not apply if you provided your tax identification number on your account application or on IRS Form W-9.

Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of its net asset value, whichever is less, for any one shareholder within a 90-day period. It may make redemption beyond this amount in portfolio securities.

By Telephone   Call 1-800-639-3935 and give the account name, account number, name of Fund and amount of redemption ($1,000 minimum).
               (Available only if you check the appropriate box on the Account
               Application).

               If you do not have and would like to add the telephone redemption feature, send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247.

               The request must be signed (and signatures guaranteed) by each account owner. The Trust may impose a dollar limit on telephone redemptions. (Telephone redemption is not available for retirement accounts).

In Person      During normal business hours, bring your written request to:

               Stonebridge Funds
               370 17th Street
               Suite 3100
               Denver, CO  80202

By Mail Send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247.

               Your written request must:
               - be signed by each account owner; a signature guarantee is required for any redemption over $10,000 or any redemption being mailed to any address or payee other than a shareholder of record;

               - state the number or dollar amount of shares to be redeemed;
               - include your account number and tax identification number.

By Wire Call 1-800-639-3935 or write Stonebridge Funds, P.O. Box 419247, Kansas City, MO 64141-9247. You will need to provide account name and number, name of Fund and amount of redemption ($1,000 minimum per transaction if made by wire).

               If you have already opened your account and would like to have the wire redemption feature, send a written request to Stonebridge Funds, P.O. Box 419247, Kansas City,

               MO 64141-9247. The request must be signed (and signatures guaranteed) by each account owner.

               The Trust charges a fee of $10 for wire transfers which is added to any redemption (your proceeds are reduced by $10 if an insufficient amount remains). In addition, your bank may charge a fee for receiving a wire.

By Systematic  Request monthly or quarterly withdrawals of $50 or more in
Withdrawal     multiples of $10.  Participation requires $10,000 in the Fund.


GENERAL ACCOUNT POLICIES

ACCOUNTS OPENED THROUGH A SERVICE ORGANIZATION

You may purchase or sell Fund shares through an account you have with Stonebridge Capital Management or through a Service Organization. Your Service Organization may charge transaction fees on the purchase and/or sale of your shares and may require different minimum initial and subsequent investments than the Funds. Service Organizations may also impose charges, restrictions, transaction procedures or cut-off times different from those for shareholders who invest in the Funds directly.

A Service Organization may receive fees from Stonebridge Capital Management for providing services to the Funds or their shareholders. These services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from Stonebridge Capital Management with respect to their customers' assets invested in the Funds. The Service Organization, rather than you, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

ADDRESS CHANGES

To change the address on your account, call 1-800-639-3935 or send a written request signed by all account owners. Please include:

          - Name of the Fund
          - Account number(s)
          - Name(s) on the account
          - Both the old address and new addresses.

Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

DISTRIBUTIONS

When you open an account, you must specify on your Account Application whether you want to receive your distributions in cash. Otherwise, all distributions will be reinvested. You may change your distribution option at any time by writing the Funds or calling 1-800-639-3935.

Before purchasing shares of a Fund you should carefully consider the impact of dividends or capital gains distributions which have been declared but not paid. Any such dividends or capital gains distributions paid to you shortly after your purchase of shares or will reduce the per share net asset value of your shares by the amount of the dividends or distributions. All or a portion of such dividends or distribution, although in effect a return of capital, is subject to taxes, which may be at ordinary income tax rates.


EXPRESS MAIL

You may request many of the above transactions via express mail to

          Stonebridge Funds
          330 West 9th Street
          Kansas City, MO 64105

Note: Redemptions will not be delivered via express mail. To expedite delivery, your redemption proceeds may be sent via automated clearing house or wire (fees are charged by the Funds, and may be charged by your financial institution). Please see redemption section above.

INVOLUNTARY REDEMPTIONS

The Trust reserves the right to close your account if it believes you are engaging in activities which are illegal or otherwise detrimental to the Trust. In the case of activity believed to be detrimental to the Trust, we will provide written notice to you or your Service Organization representative before closing your account.

PRICE OF FUND SHARES

We process all purchases, redemptions and exchanges at the net asset value ("NAV") calculated after the transfer agent receives your request and payment, if required, in proper form. The Funds' NAV is determined by the Administrator as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern time), on each day that the NYSE is open.

To receive a day's price, the transfer agent must receive your order by the close of regular trading on the NYSE on that day. If not, it will process your request at the Fund's NAV at the close of regular trading on the next day. To be in proper form, your order must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

In the case of participants in certain employee benefit plans investing in a Fund, purchase orders will be processed at the NAV next determined after the Service Organization acting on their behalf receives the purchase order.

Each Fund's NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of Fund shares outstanding. The Funds' investments are valued at market value or, when market quotations are not readily available, at fair value as determined in good faith by or under the direction of the Board of Trustees.

REDEMPTION OF LOW BALANCE ACCOUNTS

If your account balance falls below $1,000 in the Growth Fund or $250 in Aggressive Fund as a result of redemption, we will send you a letter advising you to either bring the value of the shares held in the account up to the minimum or to establish an automatic investment that is the equivalent of at least $100 per month. If you do not take action within 90 days after notice, we may close your account and send you the proceeds at the address of record. The Trust reserves the right to increase investment minimums.

REGISTRATION CHANGES

To change the name on an account, we generally transfer the shares to a new account. In some cases, we may require legal documentation. Registration changes may involve a change in ownership which may result in a taxable gain or loss reported to you and the IRS.

SYSTEMATIC CASH WITHDRAWAL PLAN

If you own $10,000 or more shares of a Fund at net asset value, you may establish a Systematic Cash Withdrawal Plan (a "Withdrawal Plan") with respect to the Fund upon completion of an authorized form. Qualified participants may receive monthly or quarterly checks of $50 or more in multiples of $10 as they choose. The redemption is made on the 20th day of the month and payment is made within seven days thereafter.

These payments are drawn from shares redeemed from your account to meet the payment amounts requested. If redemptions exceed dividends and capital gains distributions, you will eventually deplete your investment, particularly if the net asset value of the Fund decreases. A systematic withdrawal participant may stop receiving payments at any time, and resume them at any time thereafter. The Trust reserves the right to cancel any Withdrawal Plan.

Under this program, all dividends and capital gains distributions are reinvested. Amounts paid to shareholders should not be considered income. No particular amount of periodic or quarterly payments is recommended. You can obtain an authorization form from the Trust at 1-800-639-3935.

SIGNATURE GUARANTEE

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be an ink stamp or medallion that states "Signature(s) Guaranteed" and must be signed in the name of the guarantor by an authorized person with that person's title and the date. The Trust may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee a signature.

To protect your accounts from fraud, the following transactions will require a signature guarantee*:

                    - Transferring ownership of an account.
                    - Redemption check is more than $10,000.
                    - Redemption check is being mailed to an address other than the address of record
                    - Redemption check is being mailed to an address which has been changed within 30 days of the redemption request without a signature guarantee.

*The Trust reserves the right to require a signature guarantee or to reject or delay a redemption under certain other circumstances.


TELEPHONE TRANSACTIONS

You may initiate certain transactions by telephone subject to your authorization. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed. The Trust reserves the right to terminate or suspend telephone transaction privileges at any time and without notice. It may be difficult to reach the Funds by telephone during periods of unusual market activity. If this happens, you may redeem your shares by mail as described above.

To initiate telephone transactions, we require you to provide personal identification information including:

                    - Portfolio name
                    - Account number
                    - Name and address exactly as registered on the account
                    - Other personal identification information

                                FINANCIAL HIGHLIGHTS
                              STONEBRIDGE GROWTH FUND

The information in the following table is for the Stonebridge Growth Fund, Inc., the predecessor of the Stonebridge Growth Fund series of the Trust. The information for each of the years ended November 30, 1992 through 1997, and the period ended October 31, 1998 has been audited by Hein + Associates LLP, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Annual Report for Stonebridge Growth Fund, Inc. incorporated by reference into the Statement of Additional Information.
The per share data and ratios for each of the four years in the period ended November 30, 1991, were audited by other auditors whose report dated December 20, 1991, expressed an unqualified opinion on those selected per share data and ratios. The information for the the eleven months ended October 31, 1998 was prepared by the predecessor to the Fund and reflects the fiscal year end of the Trust. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which may be obtained without charge by contacting the Stonebridge Funds at (800) 639-3935.

      SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                   STONEBRIDGE GROWTH FUND THROUGHOUT EACH PERIOD



                                        ELEVEN MONTHS ENDED                         YEARS ENDED
                                          OCTOBER 31                                NOVEMBER 30,
                                             1998           1997           1996           1995           1994           1993
                                             ----           ----           ----           ----           ----           ----
Net Asset Value, beginning of year          $17.69         $16.56         $14.36         $12.61         $12.62         $14.78
                                           ----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)                   .00            .02            .10            .17            .07            .06
Net Gains or Losses on Securities
  (both realized and unrealized)              (.07)          2.90           2.83           2.34            .29           (.19)
                                           ----------------------------------------------------------------------------------
Total from Investment Operations              (.07)          2.92           2.93           2.51            .36           (.13)
                                           ----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from Net Investment
    Income)                                   (.02)          (.10)          (.17)          (.07)          (.07)          (.15)
Dividends (from Capital Gains)               (3.28)         (1.69)          (.56)          (.69)          (.30)         (1.88)
                                           ----------------------------------------------------------------------------------
Net Asset Value, End of Year                $14.32         $17.69         $16.56         $14.36         $12.61         $12.62
                                           ----------------------------------------------------------------------------------
Total Return                                  (.44)%        19.79%         21.46%         23.50%          2.81%         (1.22)%
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s):       $38,774        $42,380        $39,602        $34,775        $30,775        $32,448
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                       1.50%          1.50%          1.47%          1.49%          1.64%          1.60%
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                        .02%           .11%           .67%          1.27%           .53%           .50%
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------
Portfolio Turnover Rate*                        41%            41%            45%            38%            36%            56%
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------
Average Commission Rate**                   $.1004         $.1221         $.1351
                                           ----------------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------------


*A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

        SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR
                            THE STONEBRIDGE GROWTH FUND
            THROUGHOUT EACH YEAR FOR THE FISCAL YEARS ENDED NOVEMBER 30,



                                                   1992           1991           1990           1989           1988
                                                   ----           ----           ----           ----           ----
Net Asset Value, beginning of year               $14.84         $12.55         $14.18         $11.70         $11.04
                                                ------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss)                        .15            .30            .22            .20            .12
Net Gains or Losses on Securities (both
  realized and unrealized)                         1.10           2.64          (.16)           2.91           1.79
                                                ------------------------------------------------------------------
Total from Investment Operations                   1.25           2.84            .06           3.11           1.91
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)             (.21)          (.22)          (.21)          (.13)          (.10)
Dividends (from Capital Gains)                    (1.10)          (.33)         (1.48)          (.50)         (1.15)
                                                ------------------------------------------------------------------
Net Asset Value, End of Year                     $14.78         $14.84         $12.55         $14.18         $11.70
                                                ------------------------------------------------------------------

Total Return                                       8.39%         23.53%           .46%         27.89%         18.37%
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s):            $43,560        $33,710        $29,491        $31,167        $26,829
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                            1.50%          1.48%          1.70%          1.69%          1.70%
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                             .99%          1.46%          1.69%          1.52%           .64%
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------
Portfolio Turnover Rate*                             45%            22%            64%            83%            32%
                                                ------------------------------------------------------------------
                                                ------------------------------------------------------------------


*A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

                                FINANCIAL HIGHLIGHTS
                         STONEBRIDGE AGGRESSIVE GROWTH FUND

The information in the following table is for the Stonebridge Aggressive Growth Fund, Inc., the predecessor of the Stonebridge Aggressive Growth Fund series of the Trust. The information for each of the years ended October 31, 1992 through 1998 has been audited by Hein + Associates LLP, independent auditors, whose report thereon and on the financial statements and the related notes is included in the Annual Report for Stonebridge Aggressive Growth Fund, Inc. incorporated by reference into the Statement of Additional Information. The per share data and ratios for each of the four years in the period ended October 31, 1991, were audited by other auditors whose report dated November 21, 1991, expressed an unqualified opinion on those selected per share data and ratios. Further information about the performance of the Fund is contained in the Fund's latest Annual Report, which may be obtained without charge by contacting the Stonebridge Funds at (800) 639-3935.

      SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                               STONEBRIDGE AGGRESSIVE
                         GROWTH FUND THROUGHOUT EACH PERIOD


                                                                                      FISCAL YEARS ENDED
                                                                                         OCTOBER 31,
                                                   1998           1997           1996           1995           1994         1993
                                                   ----           ----           ----           ----           ----         ----
Net Asset Value, beginning of year               $13.27         $13.19         $13.97         $10.24         $12.07       $11.58
                                                --------------------------------------------------------------------------------
Income from Investment Operations:
Net Investment Income (loss)                       (.37)          (.20)          (.17)          (.26)          (.29)        (.21)
Net Gains or Losses on Securities
  (both realized and unrealized)                  (2.07)          2.83            .90           4.51            .55         1.56
                                                --------------------------------------------------------------------------------
Total from Investment Operations                  (2.44)          2.63            .73           4.25            .26         1.35
                                                --------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends (from Capital Gains)                    (2.24)         (2.55)         (1.51)          (.52)         (2.09)        (.86)
                                                --------------------------------------------------------------------------------
Net Asset Value, End of Year                      $8.59         $13.27         $13.19         $13.97         $10.24       $12.07
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Total Return                                    (20.23)%         22.89%          5.70%         43.71%          1.86%       11.80%
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Ratios and Supplemental Data:
Net Assets, End of Period (in 000s):             $4,664         $5,428         $4,539         $4,151         $2,992       $3,024
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                            2.90%          2.90%          2.29%          3.10%          3.51%        2.81%
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                           (2.01)%        (1.62)%        (1.26)%        (2.10)%        (2.86)%      (1.82)%
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Portfolio Turnover Rate*                             92%            88%           108%            60%            43%          50%
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------
Average Commission Rate**                        $.1055         $.1044         $.1248
                                                --------------------------------------------------------------------------------
                                                --------------------------------------------------------------------------------


*A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.
** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

      SELECTED DATA FOR EACH SHARE OF BENEFICIAL INTEREST OUTSTANDING FOR THE
                              STONEBRIDGE AGGRESSIVE
          GROWTH FUND THROUGHOUT EACH YEAR FOR THE YEARS ENDED OCTOBER 31,


                                              1992        1991        1990       1989      1988
                                              ----        ----        ----       ----      ----

NET ASSET VALUE, BEGINNING OF YEAR          $13.22       $8.37      $12.27     $11.41    $10.73
                                            ---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
NET INVESTMENT INCOME (LOSS)                  (.27)       (.23)       (.22)      (.17)     (.30)
NET GAINS OR LOSSES ON SECURITIES
  (BOTH REALIZED AND UNREALIZED)              (.20)       5.30       (1.22)      1.66       .98
                                            ---------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              (.47)       5.07       (1.44)      1.49       .68
                                            ---------------------------------------------------
LESS DISTRIBUTIONS:
DIVIDENDS (FROM NET INVESTMENT INCOME)          --          --          --         --        --
DIVIDENDS (FROM CAPITAL GAINS)               (1.17)       (.22)      (2.46)      (.63)       --
                                            ---------------------------------------------------
NET ASSET VALUE, END OF YEAR                $11.58      $13.22       $8.37     $12.27    $11.41
                                            ---------------------------------------------------
                                            ---------------------------------------------------

TOTAL RETURN                                 (4.67)%     61.63%     (15.30)%    13.54%     6.34%
                                            ---------------------------------------------------

RATIOS AND SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000S):        $3,032      $3,459      $2,247     $2,672    $2,686
                                            ---------------------------------------------------
                                            ---------------------------------------------------
RATIO OF OPERATING EXPENSES
  TO AVERAGE NET ASSETS                       3.03%       3.49%       3.99%      3.28%     3.31%
                                            ---------------------------------------------------
                                            ---------------------------------------------------
RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS                      (2.24)%     (2.08)%     (2.29)%    (1.32)%   (2.50)%
                                            ---------------------------------------------------
                                            ---------------------------------------------------
PORTFOLIO TURNOVER RATE*                        67%         49%         69%        49%       11%
                                            ---------------------------------------------------
                                            ---------------------------------------------------


*A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year.

                                  STONEBRIDGE FUNDS


                               OFFICERS AND TRUSTEES

               Richard C. Barrett, CHAIRMAN, BOARD OF TRUSTEES AND PRESIDENT Debra L. Newman, VICE PRESIDENT, TREASURER AND TRUSTEE
               Charles E. Woodhouse , VICE PRESIDENT AND TRUSTEE
               Craig B. Burger, VICE PRESIDENT AND TRUSTEE
               Dr. John G. Ayer, TRUSTEE
               Selvyn B. Bleifer, M.D., TRUSTEE
               Marvin Freedman, TRUSTEE
               Charles F. Haas, TRUSTEE
               William H. Taylor, II, TRUSTEE
               Thomas A. Carter, ASSISTANT TREASURER
               James V. Hyatt, SECRETARY
               Scott M. Zoltowski, ASSISTANT SECRETARY

                                 INVESTMENT ADVISER
                    Stonebridge Capital Management, Incorporated
                         1801 Century Park East, Suite 1800
                         Los Angeles, California 90067-2320

                                   ADMINISTRATOR
                          ALPS Mutual Funds Services, Inc.
                            370 17th Street, Suite 3100
                            Denver, Colorado  80202-5631

                                   TRANSFER AGENT
                          National Financial Data Services
                                330 West 9th Street
                            Kansas City, Missouri  64105

                                     CUSTODIAN
                                  Fifth Third Bank
                                 Fifth Third Center
                              38 Fountain Square Plaza
                            Cincinnati, Ohio  45263-0001

                                      AUDITORS
                               Hein + Associates LLP
                            717 17th Street, Suite 1600
                            Denver, Colorado 80202-3338


The Statement of Additional Information is incorporated by reference in, and in legally a part of, this Prospectus. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. You may inspect copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, and obtain copies from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at HTTP://WWW.SEC.GOV.

Additional information regarding the Funds' investments and other information is available in the Funds' annual and semi-annual reports as well as the Funds' Statement of Additional Information, all available at no cost. The Funds' annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To request any of these documents, or for any Fund inquiries, please call 1-800-639-3935.

                      Investment Company Act Number 811-00749

                         STATEMENT OF ADDITIONAL INFORMATION


                               STONEBRIDGE FUNDS TRUST
                               STONEBRIDGE GROWTH FUND
                          STONEBRIDGE AGGRESSIVE GROWTH FUND
                             370 17th Street, Suite 3100
                               Denver, Colorado  80202
                                    (800) 639-3935


--------------------------------------------------------------------------------

Stonebridge Funds Trust (the "Trust") is a no-load, open-end investment company, commonly known as a mutual fund, consisting of two series--Stonebridge Growth Fund (the "Growth Fund") and Stonebridge Aggressive Growth Fund (the "Aggressive Fund") (collectively "the Funds"). The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the companies being considered for investment. This information is included in a Prospectus dated March 1, 1999 (the "Prospectus"), which may be obtained without charge by writing or calling the Funds. This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds.

Information from the Funds' latest annual reports is incorporated by reference in this Statement of Additional Information. The Prospectus and this Statement of Additional Information omit certain information contained in the Trust's registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectus and this Statement of Additional Information, may be inspected at the Public Reference Room of the SEC at 450 5th Street, N.W., Washington, D.C. 20549, and copies may be obtained from the SEC by paying the charges prescribed under its rules and regulations. It is also available on the SEC's internet website at http://www.sec.gov.


                                 TABLE OF CONTENTS

                                                                           PAGE

Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . . . .2

Organization and Management of the Trust . . . . . . . . . . . . . . . . . . .8

Investment Advisory and Other Services . . . . . . . . . . . . . . . . . . . .10

Brokerage Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . .11

Redemptions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

Pricing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . . .14

Individual Retirement Accounts . . . . . . . . . . . . . . . . . . . . . . . .15

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS, WHICH MAY BE OBTAINED BY WRITING STONEBRIDGE FUNDS, 370 17th STREET, SUITE 3100, DENVER, COLORADO 80202, (800) 639-3935.

                                    MARCH 1, 1998

INVESTMENT OBJECTIVES AND POLICIES

     Information concerning the Funds' fundamental investment objectives is set forth in the Prospectus under the heading "Summary of the Funds, Investments, Risks and Performance." In order to achieve their investment objectives, the Funds invests in securities of and use certain other investment techniques.

OPTIONS AND FUTURES TRANSACTIONS

     In addition to its investments in securities, each Fund may buy and sell stock and stock index options, stock index and foreign currency futures contracts, and options on futures with respect to all or a portion of its assets. Transactions in such options and futures contracts may afford the Funds the opportunity to hedge against a decline in the value of securities they own, may provide a means for the Funds to generate additional income on their investments or may provide opportunities for capital appreciation. The Funds may also purchase and sell stock index futures contracts and options to manage cash flow and to attempt to remain fully invested in the stock market. Although the Funds have no specific fundamental limitations on their ability to engage in options and futures contracts, they do not use options or futures contracts for speculative purposes. The Funds may engage in additional hedging techniques as new techniques become available.

     The Funds intend to limit their transactions in options to writing covered call options on stocks and stock indexes, purchasing put options on stocks and on stock indexes, and closing out such options in closing transactions. The Funds intend to limit their transactions in futures contracts (contracts to purchase or sell an underlying instrument at a future date) to purchasing and selling stock index and foreign currency futures contracts, and to purchases of related options. Transactions in such options and futures contracts may afford the Funds the opportunity to hedge against a decline in the value of securities they own, may provide a means for the Funds to generate additional income on their investments, or may provide opportunities for capital appreciation.

     In purchasing futures contracts and related options the Funds will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Funds are excluded from regulation as a "commodity pool operator." CFTC regulations require, among other things, that futures be used (1) solely for "bona fide hedging" purposes, as defined in CFTC regulations, and (2) other positions for the establishment of which the aggregate initial margin and option premiums (less the amount by which such options are "in the money") do not exceed 5% of a Fund's net assets (after taking into account unrealized gains and unrealized losses on any contract it has entered into). The extent to which a Fund may engage in futures transactions may also be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

     A Fund may not purchase or sell futures contracts and related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premium paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in the money" at the time of purchase. (An option to buy a futures contract is "in the money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in the money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.)

     The premium paid for purchasing an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. Each Fund intends to limit the aggregate value of the securities underlying the calls or obligations underlying the put options to no more than 25% of its net assets taken at market value, determined as of the date the options are written. All options, whether written or purchased, will be listed on a national securities exchange and issued by the Options Clearing Corporation.

     The above limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed by the Board of Trustees without shareholder approval as regulatory agencies permit. The Funds will not modify the above limitations to increase the permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Funds' shareholders.

     OPTIONS ON SECURITIES. Each Fund may write covered put and call options on stocks to attempt to increase the return on its investments through the receipt of premium income. Each Fund also may write put options and purchase all options on stocks to increase its exposure to the stock market when the Fund has cash from new investments or holds a portion of its assets in money market instruments or to protect against an increase in prices of securities it intends to purchase. When a Fund whishes to sell securities because of shareholder redemptions or to protect the value of securities it owns against a decline in market value, it may write call options and purchase put options.

     A call option gives the purchaser, in return for payment of the option premium (the option's current market price), the right to buy the option's underlying security at a specified exercise price at any time during the term of the option. The writer of a call option, who receives the premium, assumes the obligation to deliver the underlying security against payment of the exercise price at any time the option is exercised. A put option is a similar contract that gives the purchaser of the option, in return for the premium paid, the right to sell the underlying security at a specified exercise price at any time during the term of the option. The writer of the put receives the premium and assumes the obligation to buy the underlying security at the exercise price whenever the option is exercised.

     The Funds may write covered call options on securities they own to attempt to realize, through the receipt of premium income, a greater return than would be realized on the securities alone. In return for the premium, a Fund forfeits the right to any appreciation in the value of the underlying security above the option's exercise price for the life of the option (or until a closing transaction can be effected). The Fund also gives up some control over when it may sell the underlying securities, and must be prepared to deliver the underlying securities against payment of the option's exercise price at any time during the life of the option. The Fund retains the full risk of a decline in the price of the underlying security held to cover the call for as long as its obligation as a writer continues, except to the extent that the effect of such a decline may be offset in part by the premium received.

     The principal purpose of writing a covered put option would be to realize income in the form of the option premium, in return for which a Fund would assume the risk of a decline in the price of the underlying security below the option's exercise price less the premium received. The Fund's potential profit from writing a put option would be limited to the premium received.

     When a Fund has written an option, it may terminate its obligation by effecting closing purchase transactions. This is accomplished by purchasing at the current market price an option identical as to underlying instrument, exercise price and expiration date to the option written by the Fund. The Fund may not effect closing purchase transactions, however, after it has been notified that the option it has written has been exercised. When a Fund has purchased an option it may liquidate its position by exercising the option, or by entering into a closing sale transaction by selling an option identical to the option it has purchased. There is no guarantee that closing transactions can be effected.

     A Fund will realize a profit from a closing transaction if the price at which the option is closed out is less than the premium received for writing the option or more than the premium paid for purchasing the option. Similarly, the Fund will realize a loss from closing transactions if the price at which the option is closed out is more than the premium received or less than the premium paid. Transaction costs for opening and closing options positions must be taken into account in these calculations.

     A Fund may purchase put options on securities it owns to attempt to protect those securities against a decline in market value during the term of the option. To the extent that the value of the securities declines, the Fund may may exercise the option and sell the securities at the exercise price, and thereby may partially or completely offset the depreciation of the securities. If the price of the securities do not fall during the life of the options, the Fund may lose all or a portion of the premium it paid for the put option, and would lose the entire premium if the option were allowed to expire unexercised. Such losses could, however, be offset entirely or in part if the value of the securities owned should rise.

     Call options written by a Fund are "covered" if the Fund owns the call options' underlying securities or have an absolute and immediate right to acquire those securities without the payment of additional consideration (or upon payment of additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities they own. A call option written by a Fund is also covered if the Fund owns, on a share-for-share basis, call options on the same securities whose exercise price is equal to or less than the calls written, or greater than the exercise prices of the calls written if the differences are maintained by the Fund in cash or liquid securities in a segregated account with its custodian. Put options written by a Fund are "covered" if the Fund maintains cash or liquid securities with a value equal to the put options' exercise prices in segregated accounts with the Trust's custodian, or else own, on a share-for-share basis, put options on the same securities whose exercise prices are equal to or greater than the puts written. Securities held by a Fund to cover options may not be sold so long as the Fund remains obligated under the options, unless the securities are replaced by other appropriate securities.

     OPTIONS ON STOCK INDEXES. The Funds may write covered call options on stock indexes to attempt to increase the return on their investments through the receipt of premium income. The Funds will cover index calls by owning securities whose price changes, in the opinion of the Funds' investment adviser, are expected to be similar to those of the index. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund would realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Fund would realize a loss in its call option position, which would reduce the benefit of any unrealized appreciation of the Fund's stock investments.

     The principal reason for writing a covered put option on a stock index would be to realize income in return for assuming the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlates with changes in the value of the index, writing covered put options on indexes would increase the Fund's losses in the event of a market decline, although such losses would be offset in part by the premium received for writing the option. The Fund would cover put options on indexes by segregating assets equal to the option's exercise price, in the same manner as put options on securities.

     The Funds may purchase put options on stock indexes to hedge their investments against declines in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments did not decline as anticipated, or if the value of the option did not increase, the Fund's losses would be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     A stock index assigns relative value to the common stocks included in the index (for example, the Standard & Poor's 500 or the New York Stock Exchange Composite Index), and the stock index fluctuates with changes in the market value of such stocks. An option on an index gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, times a specified multiplier. No actual delivery of the stocks underlying the index is made.

     STOCK INDEX AND FOREIGN CURRENCY FUTURES AND RELATED OPTIONS. The Funds may purchase and sell stock index and foreign currency futures contracts (as well as purchase related options) as hedges against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held by the Funds or which they intend to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Funds.

     A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in United States dollars. The Funds may purchase and sell foreign currency futures contracts as a hedge against changes in currency exchange rates when the Funds are invested in the securities of foreign issuers.

     In addition, the Funds may utilize stock index futures contracts in anticipation of changes in the composition of they portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish long futures positions based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     No price is paid or received by a Fund upon the purchase or sale of futures contracts. Initially, the Fund will be required to deposit with a broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contracts assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from a broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, the position will have increased in value and the Fund will be entitled to receive from the broker variation margin payments equal to the increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to decreases in the underlying instruments, the positions would be less valuable and the Fund would be required to make a variation margin payments to the broker. At any time prior to expiration of the futures contracts, the Fund's Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes losses or gains.

     Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long positions (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     Futures positions may be closed out only on an exchange or board of trade which provides a market for such futures. Although the Funds intend to purchase futures which appear to have an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. Thus, it may not be possible to close a futures position in anticipation of adverse price movements.

     RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. In selecting futures contracts and options for the Funds, the Adviser will assess such factors as current and anticipated stock prices and interest rates, the relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Funds' cash flow and cash management needs. Because of the imperfect correlation between movements in the price of a futures contract and movements in the price of the securities or currency which are the subject of the hedge, the price of the future may move more than or less than the price of the securities or currency being hedged. If the price of the future moves less than the price of the securities or currency which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities or currency being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities or currency, the Fund will experience either a loss or gain of the future which will not be completely offset by movements in the price of the securities or currency which are the subject of the hedge. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities or currency held in the Fund may decline.
If this occurred, the Fund would lose money on the future and also experience a decline in value of its portfolio.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash or cash equivalents in securities or options in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities or currency being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. First, rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or currency movements by a Fund's investment adviser may still not result in a successful hedging transaction over a short time frame. Moreover, if the Fund's adviser is incorrect in such forecasts or interest rates or other applicable factors, the Fund would be in a worse position than if it had not hedged at all. In addition, the Fund's purchase and sale of options on indexes is subject to the risks described above with respect to options on securities.

     In the event of the bankruptcy of a broker though which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

SHORT SALES AGAINST THE BOX

     The Funds may from time to time make short sales of securities if at the time of the short sale they own or have the right to acquire, at no additional cost, an equal amount of the securities sold short. This investment technique is known as a "short sale against the box." While the short position is maintained, a Fund will collateralize its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve (presently 10% of the market value of the securities sold short). If a Fund engages in a short sale the collateral account will be maintained by the Fund's custodian or a duly qualified subcustodian. While the short sale is open the Fund will maintain in a segregated custodial account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. The Funds' Adviser currently anticipates that no more than 25% of a Fund's total assets would be invested in short sales against the box, but this limitation is a nonfundamental policy which could be changed by the Board of Trustees of the Trust.

     A Fund may make a short sale against the box when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund wants to sell the security at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

TEMPORARY DEFENSIVE MEASURES

     During adverse or transition periods in the stock market, reserves may be held without percentage limitation in order to protect and preserve the assets of the Funds. These temporary defensive reserves will be invested in money market instruments, including U.S. Treasury bills, repurchase agreements secured by U.S. Government securities, certificates of deposit, high grade bankers' acceptances, and high grade commercial paper with a maximum maturity of not more than one year.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specified merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic banks or financial institutions which at the time of purchase meet certain credit standards. The US Treasury bills mature in one year or less, have fixed interest rates, and are guaranteed by the full faith and credit of the U.S. Government. Commercial paper consists of promisory notes issued by corporations; it generally has a maturity of less than nine months and a fixed rate or return, although such instruments may have maturities of up to one year.


FOREIGN INVESTMENTS.

     Each Fund may invest up to 20% of its assets, either directly in securities issued by foreign companies wherever organized or indirectly through investments in American Depository Receipts (ADRs) and closed-end investment companies.

     ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

     ADRs may be sponsored by the foreign issuer or may be unsponsored (organized independently from the foreign issuer). Available information regarding the foreign securities underlying unsponsored ADRs may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile.

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. The extent to which the Funds will be invested in foreign companies will fluctuate from time to time within the 20% limitation stated above depending on the Adviser's assessment of prevailing market, economic and other conditions.

     Currency Exchange Contracts. The Aggressive Fund may enter into currency exchange contracts (agreements to exchange dollars for foreign currencies at a future date) to manage exchange rate risk. Currency exchange contracts allow the Adviser to hedge the Fund's foreign investments against adverse exchange rate changes. Successful currency hedgin depend upon the Adviser's ability to predict foreign currency values. A currency exchange contract will tend to offset both positive and negative currency fluctuations but will not offset other changes in the value of the Aggressive Fund's foreign investments. The Aggressive Fund does not use currency exchange contracts for speculative purposes.

REPURCHASE AGREEMENTS

     Pursuant to a repurchase agreement, a Fund purchases securities and the seller agrees to repurchase them from the Fund at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return for the period of time the Fund's money is invested in the security. The Funds' repurchase agreements will be fully collateralized at all times in an amount at least equal to the purchase price. The instruments held as collateral are valued daily. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. The Funds will only enter into repurchase agreements with financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

CONVERTIBLE BONDS

     The Aggressive Fund may invest in convertible bonds, which are fixed income securities that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible bonds are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also provides the investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock.

     Like other debt securities, the value of a convertible bond tends to vary inversely with the level of interest rates. However, to the extent that the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible bond will be increasingly influenced by its conversion value (the security's worth, at market value, if converted into the underlying common stock).

     Each of the Funds may invest up tp 5% of its net assets in bonds (debt securities with initial maturities of up to 30 years) issued by U.S. companies, although the Adviser does not currently intend to do so. Any such bonds will be of investment grade (i.e., rated in the top four rating categories by a nationally recognized securities rating organization) at the time of purchase, and will be sold as promptly as practicable if their ratings decline below investment grade. The values of these instruments tend to vary inversely with interest rates; the longer the maturity, the greater the fluctuation. The value of a bond can also be affected by developments relating to the issuer.

PREFERRED STOCKS

     Each Fund may invest assets in prefered stocks up to 5% of its total. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion or prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

EURO INTRODUCTION

      The European Union's planned introduction of a single European currency, the Euro, on January 1, 1999 creates uncertainties, including whether the payment and operational systems of banks and other financial institutions will be prepared for the change, the legal treatment of certain outstanding financial contracts that refer to existing currencies, and the creation of suitable clearing and settlement payment systems for the new currency. These or other related factors could cause market disruptions before or after the introduction of the Euro.

INVESTMENT RESTRICTIONS

     Certain investment limitations and restrictions cannot be changed without the approval of a majority of the outstanding voting securities of the Funds. These restrictions are as follows:

     For both Funds:

     (1) Neither Fund may invest an amount which exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities.

     (2)  Neither Fund may issue any senior securities.

     (3) Neither Fund may purchase the securities of any issuer for the purpose of exercising control of management and it may not acquire or own more than 10% of any class of the securities of any company.

     (4) Neither Fund may make short sales of securities or maintain a short position unless at the time of the short sale the Fund owns or has the right to acquire at no additional cost an equal amount of the securities sold short.

     (5) Neither Fund may borrow money except for temporary emergency purposes and then not in excess of 10% of total net assets for the Growth Fund and 5% of total net assets for the Aggressive Fund.

     (6) Neither Fund may underwrite securities, buy or sell real estate or commodities or commodity contracts, or make loans to individuals, except that the Funds may invest in futures contracts and options as described in "Futures, Stock Index and Options Transactions."

     (7) Neither Fund may invest in the securities of other investment companies if immediately after such investment the Fund will own (a) securities issued by an investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (b) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

     (8) Neither Fund may invest in any security if information is not available with respect to the history, management, assets, owners and income of the issuer of such security, and neither Fund may make any investment which would subject the Fund to unlimited liability.

     (9) Neither Fund may purchase any securities on margin except for short-term credits as are necessary for the clearance of transactions; provided, however, that the Funds may make initial and variation margin payments in connection with purchases or sales of options or futures contracts.

     Although the Funds are not prohibited from purchases of restricted securities, the Funds have never held such securities in their portfolios and do not presently intend to purchase restricted securities.

     For the Growth Fund Only (cannot by changed without majority of shareholder votes):

     (1) The Growth Fund may not lend any money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan).

     (2) The Growth Fund may not engage in activity which involves promotion or business management by the Fund.

     (3)  The Growth Fund may not buy or sell real estate mortgage loans.

     The Board of Trustees has adopted a policy that the Growth Fund will not invest in oil, gas and other mineral leases and, in addition to the restrictions on real estate investments contained above, the Growth Fund will not purchase any real estate limited partnership interest. In addition, the Growth Fund will not pledge, mortgage or hypothecate assets of the Growth Fund taken at market value to an extent greater than 15% of the gross assets of the Growth Fund taken at cost. The Growth Fund will not invest in securities of companies which have a record of less than three years continuous operations if such purchase at the time thereof would cause more than 5% of the total assets of the Growth Fund to be invested in securities of such companies. In addition, the Aggressive Fund will not lend money to any person (for this purpose the purchase of a portion of an issue of publicly distributed debt securities for investment purposes is not considered a loan) and will not purchase or sell real estate.


ORGANIZATION AND MANAGEMENT OF THE TRUST

     The Trust is organized as a Delaware business trust. Each Fund is a series of the Trust and each Fund's shares are beneficial ownership interests of the respective Fund. Shareholders are not intitled to any preemptive rights. All shares, when issued, are fully paid and non-assessable by the Trust. The Trust is an open-end, management investment company, and each Fund is diversified. Prior to November 1, 1998, the Funds were organized as individual Delaware corporations. The predecessors Aggressive Fund and the Growth Fund were originally organized on October 1, 1956 and November 13, 1958, respectively.

     The Fund does not intend to hold annual meetings except as required by the Investment Company Act of 1940. Each share outstanding on the record date has one vote (with proportional voting for fractional shares). Shareholders will vote in the aggregate and not by Fund except as otherwise required by law or when the Board of Trustees determines that a matter to be voted on affects only the interest of a particular Fund. The holders of two-thirds of the outstanding shares of the Trust may remove a Trustee at a shareholder meeting called by written request of the holders of at least 10% of the outstanding shares of the Trust.


TRUSTEES AND OFFICERS

     Responsibility for the overall management of the business of the Funds is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to the Funds, including the Trust's agreements with its investment adviser, administrator, transfer agent, custodian and dividend disbursing agent. The day-to-day operations of the Funds are delegated to its officers and various service providers, subject always to the objectives and policies of the Funds and the general supervision of the Board of Trustees. The officers and trustees of the Trust, their addresses and their principal occupation during the past 5 years are:

JOHN G. AYER (age 75) - Trustee*
     Executive Vice President and Director, Stonebridge Capital Management, Incorporated; Director, Taylor & Turner Assoc., Ltd., (a venture capital organization); 1801 Century Park East, Suite 1800, Los Angeles, California 90067. Retired President of Stonebridge Aggressive Growth Fund, Inc. (1997 - July 1998); Director, Stonebridge Growth Fund, Inc. (1997 to October 1998) and Stonebridge Aggressive Growth Fund, Inc. (1982 - October, 1998).

RICHARD C. BARRETT (age 56) - Chairman of the Board, President and Trustee*
     President and Director, Stonebridge Capital Management, Incorporated; 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1982
- October, 1998).

SELVYN B. BLEIFER, M.D. (age 69) - Trustee
     Physician, Cardiovascular Medical Group, 414 North Camden Drive, Beverly Hills, California 90212; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1985 - October, 1998).

MARVIN FREEDMAN (age 73) - Trustee
     Retired Founding Partner, Freedman, Broder, & Company Accountancy Corporation, Certified Public Accountants, 2501 Colorado Avenue, Suite 350, Santa Monica, California 90404; Director, Stonebridge Growth Fund, Inc. (1973 to October 1998) and Stonebridge Aggressive Growth Fund, Inc. (1995 - October,
1998).

CHARLES F. HAAS (age 84) - Trustee
     Retired motion picture and television director; Director, Oakwood School, 12626 Hortense Street, Studio City, California, 91604; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1981 - October,
1998).

WILLIAM H. TAYLOR (age 59) - Trustee
     General Partner, Taylor & Company (a venture capital organization); General Partner, Taylor and Turner Assoc., Ltd. (a venture capital organization); Director, Oncor, Inc., (a biotechnology company); Director, AMT Ventures (a materials venture fund); Director, I.C.C., Inc. (an infrared imaging company); Director, T.P.L., Inc. (an advanced materials company), 18730 Canyon Road, Sonoma California 91604; Director, Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. (1983 - October, 1998).

CHARLES E. WOODHOUSE (age 34) - Trustee and Vice President*
     Executive Vice President, Managing Director and Director of Research, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California, 90067; President, Stonebridge Aggressive Growth Fund (July 1998 - October 1998).

CRAIG B. BURGER (age 41) - Trustee and Vice President*
     Senior Vice President and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067.

DEBRA L. NEWMAN (age 42) - Trustee, Vice President and Treasurer*
     Vice President, Chief Financial Officer, Secretary and Director, Stonebridge Capital Management, Incorporated, 1801 Century Park East, Suite 1800, Los Angeles, California 90067; Treasurer, Stonebridge Aggressive Growth Fund, Inc. (February 1980 - October 1998); President, Stonebridge Growth Fund, Inc. (April 1985 - October 1998).

JAMES V. HYATT (age 47) - Secretary
     General Counsel, ALPS Mutual Funds Services, Inc.; Secretary, First Funds Trust; Assistant Secretary, Financial Investors Trust; Director, the Dairy (a non-profit community arts center); 370 17th Street, Suite 3100, Denver, Colorado 80202.

THOMAS A. CARTER (age 32) - Assistant Treasurer
     Chief Financial Officer, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Senior Accountant, Deloitte & Touche LLP. (September 1989 - October 1994).

SCOTT M. ZOLTOWSKI (age 29) - Assistant Secretary
     Legal Counsel, ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202; Director & Attorney, Fidelity Investments. (August 1995 - December 1997).

--------------------------------------------------------------------------------
     * "Interested person" of the Trust as defined by the Investment Company Act of 1940, as amended.

     As of December 31, 1998, the trustees and officers of the Fund, as a group, owned beneficially less than 1% of each Fund's outstanding shares.

     None of the officers of the Trust received any compensation from the predecessors of the Trust for his or her services during the fiscal years ended October 31, 1998. Each trustee who is not an "interested person" of the Trust is entitled to receive from the Trust $1,500 for each meeting of the Board of Trustee. The following table sets forth more detailed compensation information for the independent Trustees of the Trust during the fiscal year ended October 31, 1998:

                            AGGREGATE            AGGREGATE        PENSION OR         TOTAL
                        COMPENSATION FROM    COMPENSATION FROM    RETIREMENT      COMPENSATION
     TRUSTEE             AGGRESSIVE FUND        GROWTH FUND        BENEFITS     PAID TO TRUSTEES
------------------------------------------------------------------------------------------------
Selvyn B. Bleifer, MD         $XXX                 $XXXX               $0            $XXXX
Marvin Freedman               $XXX                 $XXXX               $0            $XXXX
Charles F. Haas               $XXX                 $XXXX               $0            $XXXX
William H. Taylor, II         $XXX                 $XXXX               $0            $XXXX


INVESTMENT ADVISORY AND OTHER SERVICES

     INVESTMENT ADVISER. The Fund's investment adviser is Stonebridge Capital Management, Incorporated, 1801 Century Park East, Los Angeles, California 90067 (the "Adviser"), which provides investment advisory services to the Funds pursuant to investment advisory agreements (the "Agreements") approved by the Board of Trustees on August 25, 1998. The Adviser is engaged in the business of providing investment advice to individual and institutional clients, and managed assets aggregating $xxx million as of December 31, 1998. It currently has 13 employees and is owned by seven of its employees. The Adviser's directors and executive officers are John G. Ayer, Richard C. Barrett, Craig B. Burger, Debra
L. Newman, Karen H. Parris, Timothy G. Walt and Charles E. Woodhouse.

          During the following time periods of the Funds and their predecessors, the Adviser received the following amounts:
               Growth Fund                   Aggressive Fund
          Period ending October 31           Fiscal year ending October 31
1998           $XXX,XXX                      $XX,XX
               XX% of net assets             XX% of net assets

          Fiscal year ending November 30     Fiscal year ending October 31
1997           $173,492                      $33,293
               .41% of net assets            .60% of net assets

          Fiscal year ending November 30     Fiscal year ending October 31
1996           $101,700                      $25,253
               .30% of net assets            .50% of net assets

     The Agreements provide that they will remain in force and effect with respect to each Fund for two years and thereafter from year to year so long as such continuances are approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of the Fund, but in either event they must be approved by a majority of the Trustees who are not parties to the Agreements or interested persons of any such party. The Agreements also provide that they may be terminated without penalty with respect to each Fund at any time by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities or by the Adviser upon sixty days written notice and that the Agreements will terminate automatically in the event of their assignment.

     Each Agreement provides that the Adviser will not be liable for any error of judgment or loss suffered by the Funds, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under each Agreement. The Trust has agreed to indemnify the Adviser against liabilities, costs and expenses that the Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of its duties or obligations under the Agreements. The Adviser is not entitled to indemnification with respect to any liability to the Trust or shareholders of the Funds by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Agreements.

     Personnel of the Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all employees' fiduciary responsibilities regarding the Trust, establishes procedures for personal investing, and restricts certain transactions. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading have been adopted.

     ADMINISTRATOR. The Funds' Administrator is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its Administration Agreement with the Trust, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement. The Administrator received $60,000 from each Fund for administration services for the year ended July 31, 1998.

     DISTRIBUTOR. The Funds' Distributor is ALPS Mutual Funds Services, Inc., 370 17th Street, Suite 3100, Denver, Colorado 80202. Pursuant to its General Distribution Agreement with the Trust, the Distributor has agreed to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, but is not obligated to sell any specified number of shares. The General Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement. Pursuant to the General Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933 and other applicable laws.

     CUSTODIAN. The Funds' Custodian is Fifth Third Bank, Fifth Third Center, Cincinnati, Ohio 45263. It receives and deposits all cash and receives and collects income from the Fund's investments. These institutions also receive and deliver securities bought or sold by the Funds. The Custodian has no part in the management or investment decisions of the Funds. The Custodian is entitled to receive compensation based on the market value of all assets of the Trust in the aggregate, plus certain transaction based charges.

      TRANSFER AGENT. The Funds' transfer agent and dividend disbursing agent is National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105. As transfer agent, National Financial Data Services maintains the Funds' records for the shareholders who purchase shares. It accepts, confirms and processes payments for purchase and redemptions, and disburses and reinvests dividends and capital gains distributions, if any, made by the Funds to these shareholders. The fee paid to the transfer agent is based on a minimum fee, the number of open accounts and certain transaction based charges.

     INDEPENDENT ACCOUNTANTS. Hein + Associates LLP, Denver Colorado (the "Auditors") serve as independent accountants to the Trust. The Auditors conduct the audit of the Funds' annual financial statements and prepare the Trust's tax returns. The Auditors have no part in the management or investment decisions of the Funds. Their annual fee is approximately $26,000 per year.


BROKERAGE TRANSACTIONS

     Decisions to buy and sell securities for the Funds, assignment of their portfolio business and negotiation of their commission rates are made by the Adviser. It is the Funds' policy that the Adviser shall seek to obtain both quality research and "best execution" of purchase and sales transactions, and that the Adviser shall seek to negotiate the brokerage commissions to provide fair, competitive compensation for the brokers' services, giving consideration to the statistical and research services provided as well as the brokerage execution services. Statistical and research material furnished to the Adviser may be useful to the Adviser in providing services to clients other than the Funds. Similarly, such material furnished to the Adviser by brokers through which other clients of the Adviser trade may be useful in providing services to the Funds. Subject to periodic review by the Board of Trustees, the Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information if the Adviser determines such commissions are reasonable in relation to the overall services provided. None of the broker/dealer firms with which the Funds conduct business is engaged in sales of shares of the Funds and none is affiliated with either the Funds or the Adviser.

     Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Funds may also be made by other such accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and one or more other accounts managed by the Adviser, available investments are allocated in the discretion of the Adviser by such means as, in its judgment, result in fair treatment. The Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

     When a Fund purchases or sells a security which is not listed on a national securities exchange but which is traded in the over-the-counter market, the transaction generally takes place directly with a principal market maker, except in those circumstances where, in the opinion of the Adviser, better prices and executions will be achieved through the use of other broker-dealers. The Adviser does not receive any benefit directly or indirectly arising from these transactions.

     The following provides information regarding the brokerage transactions of the Funds' predecessors during their 1998, 1997, 1996, and 1995 fiscal years.

                     Annual Portfolio                   Total Brokerage
                      Turnover Rate                     Commissions Paid
             Growth Fund      Aggressive Fund     Growth Fund    Aggressive Fund
             November 30,       October 31,       November 30,     October 31,
     1998      41%(1)               92%            $76,314(1)        $ 11,767
     1997      41%                  88%            $85,997           $ 11,746
     1996      45%                 108%            $63,806           $ 12,402

     (1)For the period December 1, 1997 to October 31, 1998

     The annual portfolio turnover will normally be in the range of 25% to 75% for the Growth Fund and 25% to 100% for the Aggressive Fund. Portfolio turnover is a function of market shifts and relative valuation of individual securities and market sectors. The Funds' Adviser attempts to keep the Funds invested in those securities that have the potential to meet the Funds' objectives and that represent the best relative value.

     The predecessors of the Funds did not acquire securities of any brokers or dealers, or the parents thereof, during the years ended November 30, 1998 and October 31, 1998, respectively.


REDEMPTIONS

     Each Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Each Fund reserves the right to pay any redemption price exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder would incur transaction costs upon the disposition of the securities received in the distribution.


PRICING

      Each Fund's public offering price per share, which is its net asset value per share, is determined once daily as of the close of the New York Stock Exchange ("NYSE") on each day it is open for trading. This price is applicable to all orders to buy or sell the Fund's shares received prior to the close of trading on the NYSEeach day the NYSE is open. Orders received after such time are held until the next day on which the public offering price is determined.

          Securities listed or traded on a registered securities exchange are valued at the last sale price on the day of the computation or, if there is not a sale on that day, the last reported bid price. Where market quotations of over-the-counter stocks or other securities are readily available, the mean between the bid and asked price is used; however, for dates on which the last sale price is available from NASDAQ, or other source of equivalent reliability, the last sale price for such date is used. Short-term debt securities with maturities of less than 60 days are valued at amortized cost, which generally equals market value.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. Eastern Time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.

     The value of any other securities for which no market quotations are available and other assets will be determined at fair value in good faith by or pursuant to the policies adopted by the Board of Trustees.

     The net asset value per share of a Fund is determined by dividing the total market value of each of the Fund's portfolio securities and other assets, less all liabilities, by the total numbers of the Fund's shares outstanding.

TAXATION

     Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test"); (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) (the "Diversification Test"); and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its investment company taxable income and a net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from the prior eight years) designated by the Fund as capital gain dividends, if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income monthly and any net capital gains annually. Investment company taxable income or net capital gains not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (with adjustments) for the calendar year and foreign currency gains or losses for the twelve month period ending on November 30 of the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on November 30 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year, if it is declared by the Fund in October, November or December of that year to shareholders of record on a date in such a month and actually paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are received. To avoid application of the excise tax, the Funds intend to make their distributions in accordance with the calendar year distribution requirement.

     DISTRIBUTIONS. Dividends paid out of a Fund's investment company taxable income will be taxable to U.S. shareholders as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

     Dividends paid by the Funds are not expected to qualify for the deduction for dividends received by corporations. Distributions of net capital gains, if any, are taxable as long-term capital gains, regardless of how long shareholders have held a Fund's shares and are not eligible for the dividends received deduction. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash.

     SALES OF SHARES. Upon disposition of shares of a Fund (whether by redemption, sale or exchange), shareholders will realize gains or losses. Such gains or losses will be capital gains or losses if the shares are capital assets in the shareholders' hands, and will be long-term or short-term generally depending upon the shareholders' holding periods for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

     BACKUP WITHHOLDING. The Funds may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

     FOREIGN INVESTMENTS. Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Shareholders will be notified in writing within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Absent a Fund making the election to "pass through" the foreign source income and foreign taxes, none of the distributions may be treated as foreign source income for purposes of the foreign tax credit calculations.

     Investment income received from sources within foreign countries may be subject to foreign income taxes. The U.S. has entered into tax treaties with many foreign countries which entitle certain investors to a reduced rate of tax or to certain exemptions from tax. The Funds will operate so as to qualify for such reduced tax rates or tax exemptions whenever practicable. A Fund may qualify for and make an election permitted under section 853 of the Code so that shareholders will be able to claim a credit or deduction on its Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund's election subject to certain limitations imposed by Section 904 of the Code. However, no deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their Federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund. Although each Fund intends to meet the requirements of the Code to "pass through" such taxes, there can be no assurance that the Funds will be able to do so.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to the shareholders of the Fund. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Funds. The foreign tax credit is modified for purposes of the Federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds. Shareholders are not intitled to any preemptive rights. All shares, when issued, are fully paid and non-assessable by the Trust. The Trust is an open-end, management investment company, and each Fund is diversified.


PERFORMANCE INFORMATION

     Each Fund may from time to time advertise total returns, compare the Fund's performance to various indices, and publish rankings of the Fund prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

     The total return for a Fund are computed by assuming a hypothetical initial payments of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total returns are then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total returns do not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

          P(1 + T)n = ERV

Where     P=        a hypothetical initial payment of $1,000.
          T=        average annual total return.
          n=        number of years.
          ERV=      ending redeemable value at the end of the period (or
                    fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

     Total returns for the Funds' and their predecessors have been as follows for the last ten years:

                          Growth Fund                 Aggressive Fund
                    (Year ended November 30)      (Year Ended October 31)
          1998             (.44)%(1)                     (20.23)%
          1997               19.79%                        22.89%
          1996               21.46%                         5.70%
          1995               23.50%                        43.71%
          1994                2.81%                         1.86%
          1993              (1.22)%                        11.80%
          1992                8.39%                       (4.67)%
          1991               23.53%                        61.63%
          1990                0.46%                      (15.30)%
          1989               27.89%                        13.54%

          (1) For the period December 1, 1997 to October 31, 1998


     Performance information for a Fund may be compared to various unmanaged indices, such as S&P500, Russell 2000, Russell 3000 and indices prepared by Lipper Analytical Services. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

     Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, variations in sales charges and risk/reward considerations.


INDIVIDUAL RETIREMENT ACCOUNTS

     The Funds have available a plan (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving.

     TRADITIONAL IRA. For a "Traditional IRA", except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse under age 70 1/2.
     Distributions of an individual's IRA assets (and earnings thereon) before the individual attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the IRA are not taxed until distributed.

     ROTH IRA. For a "Roth IRA", an individual may contribute to an IRA for his or her nonworking spouse. Distributions of an individual's IRA assets (and earnings thereon) after the age of 59 1/2 and with certain other conditions met will not be included in the individual's gross income.

     The foregoing brief descriptions are not complete or definitive explanations of the various types of Individual Retirement Accounts. Any person who wishes to establish a retirement plan account may do so by contacting the Funds at 1-800-639-3935. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Funds recommend that investors consult with their attorneys or tax advisors.


FINANCIAL STATEMENTS

     The financial statements in the 1998 Annual Reports of the predecessors of the Funds are incorporated in this Statement of Additional Information by reference. The financial statements in the Annual Reports have been audited by the Funds' independent accountants to each predecessor, Hein + Associates LLP, whose report thereon appears in the Annual Reports, and have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

                              PART C.  OTHER INFORMATION


Item 22.  FINANCIAL STATEMENTS

                    (1) Financial Statements included in Part A of this Registration Statement:
                              Financial Highlights
                    (2) Financial Statements incorporated by reference in Part B of this Registration Statement:
                              The financial statements and accompanying notes and reports of independent auditors which appear in the Annual Reports of Stonebridge Growth Fund, Inc. and Stonebridge Aggressive Growth Fund, Inc. for the period ended October 31, 1998.


Item 23   EXHIBITS

           -   (a)  (1)       Certificate of Trust of Registrant.

          --   (a)  (2)       Declaration of Trust of Registrant, as amended.

           -   (b)            By-Laws of Registrant.

               (c)            None.

           -   (d)  (1)       Form of Investment Advisory Agreement between
                              Registrant and Stonebridge Capital Management,
                              Incorporated with respect to the Stonebridge
                              Growth Fund.

           -   (d)  (2)       Form of Investment Advisory Agreement between
                              Registrant and Stonebridge Capital Management,
                              Incorporated with respect to the Stonebridge
                              Aggressive Growth Fund.

           -   (e)  (1)       Form of Distribution Agreement between Registrant
                              and ALPS Mutual Funds Services, Inc.

           -   (e)  (2)       Form of Administration Agreement between
                              Registrant and ALPS Mutual Funds Services, Inc.

               (f)            None.

          --   (g)            Custody Agreement between Registrant and The Fifth
                              Third Bank.

           -   (h)  (1)       Form of Transfer Agency and Service Agreement
                              between Registrant and ALPS Mutual Funds Services,
                              Inc.

          --  (h)   (2)       Sub-Transfer Agency Agreement between ALPS Mutual
                              Funds Services, Inc. and State Street Bank and
                              Trust Company.

          --  (h)   (3)       Fund Accounting and Services Agreement between
                              Registrant and The Fifth Third Bank.

          --  (i)             Legal Opinion of Paul, Hastings, Janofsky & Walker
                              LLP.

         ---  (j)             Consent of Hein + Associates LLP.

              (k)             None.

              (l)             None.

              (m)             None.

         ---  (n)             Financial Data Schedules

              (o)             None.


    -     Filed with Post Effective Amendment No. 60 on August 18, 1998.
   --     Filed with Post Effective Amendment No. 61 on November 1, 1998.
  ---     Filed herewith.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.


Item 25.  INDEMNIFICATION.

          As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article V of the Registrant's Trust Instrument (Exhibit 1 to the Registration Statement), Section 8 of each Investment Advisory Agreement (Exhibits 5(a) and 5(b) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit 6(a) to this Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

          Section 8 of each Investment Advisory Contract and Section 15 of the Distribution Contract limit the liability of Stonebridge Capital Management, Inc. and ALPS Mutual Funds Services, Inc., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

          The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust, By-Laws, Investment Advisory Contracts and Distribution Contract in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Reference is made to "Management of the Trust" in the Prospectus forming Part A, and "The Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

          The list required by this Item 26 of officers and directors of Stonebridge Capital Management, Incorporated, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Stonebridge Capital Management, Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-5363).

Item 27.  PRINCIPAL UNDERWRITER

          (a)  ALPS Mutual Funds Services, Inc. acts as
               Distributor/Underwriter for various other unrelated registered investment companies.

          (b)  Officers and Directors


Name and Principal   Positions and Offices with       Positions and Offices
Business Address*    Registrant                       with Underwriter
--------------------------------------------------------------------------------
Arthur J. L. Lucey   None                             Chairman and Chief

Thomas A. Carter     None                             President and Secretary

Chad Christensen     None                             Vice President and Chief

James V. Hyatt       Vice President                   Vice President

William N. Paston


-----------------------

*    All addresses are 370 Seventeenth Street, Suite 3100, Denver, Colorado
     80202.

          (c)  Not applicable.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of ALPS Mutual Funds Services, Inc., National Financial Data Services, Fifth Third Bank and Stonebridge Capital Management, Incorporated.

Item 29.  MANAGEMENT SERVICES

          Not applicable.

Item 30.  UNDERTAKINGS.

          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

          (a) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

          (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report upon request and without a charge.

                                      SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Los Angeles, and State of California on the day of December, 1998.

                              STONEBRIDGE FUNDS TRUST.


                              By /s/ RICHARD C. BARRETT
                              -----------------------------------
                              Richard C. Barrett
                              President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                         TITLE                         DATE
 (1) Principal Executive Officer:
     /s/ RICHARD C. BARRETT
 --------------------------------       Chief Executive Officer,
         Richard C. Barrett                   President and Trustee             December 31, 1998

(2) Principal Financial and Accounting Officer
     /s/ DEBRA L. NEWMAN
 --------------------------------       Vice President, Treasurer
         Debra Newman                         and Trustee                       December 31, 1998

(3) Trustees
     * MARVIN FREEDMAN                       Trustee                            December 31, 1998
     * RICHARD C. BARRETT                    Trustee                            December 31, 1998
     * WILLIAM H. TAYLOR II                  Trustee                            December 31, 1998
     * CHARLES F. HAAS                       Trustee                            December 31, 1998
     * CHARLES E. WOODHOUSE                  Trustee                            December 31, 1998
     * JOHN G. AYER                          Trustee                            December 31, 1998
     * SELVYN B. BLEIFER                     Trustee                            December 31, 1998
     * CRAIG B. BURGER                       Trustee                            December 31, 1998


*By /s/ DEBRA L. NEWMAN
    -----------------------------
    Debra L. Newman
    Attorney-in-Fact

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

--------------------------------------------------------------------------------

                                       EXHIBITS

                                          to


                                      FORM N-1A

                                REGISTRATION STATEMENT

                           UNDER THE SECURITIES ACT OF 1933

                                         AND

                          THE INVESTMENT COMPANY ACT OF 1940


--------------------------------------------------------------------------------

                               STONEBRIDGE FUNDS TRUST

                                    EXHIBIT INDEX


EXHIBIT
NUMBER    DOCUMENT
------    --------
(11)(j)   Consent of Hein + Associates LLP

    (m)   Financial Data Schedules